UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017 (April 21, 2017)

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 207-2100

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 21, 2017, the Board of Trustees (the “Board”) of RAIT Financial Trust, a Maryland real estate investment trust (“RAIT”), acting upon the recommendation of the Board’s Nominating and Governance Committee, determined that the purported notice of nomination (the “Nominating Notice”) that Highland Capital Management, L.P. (“Highland”), acting on behalf of Highland Select Equity Master Fund, L.P., submitted to RAIT on February 23, 2017 at approximately 4:46 p.m. E.T., approximately 14 minutes prior to the 5:00 p.m. E.T. deadline set forth in RAIT’s Amended and Restated Bylaws (the “Bylaws”) for the receipt of advance notices of proposed nominations of candidates for election to the Board at RAIT’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) does not comply with the Bylaws in various respects, particularly Section 404 of the Bylaws, and that, accordingly, Highland has not submitted to RAIT a timely and proper advance notice of nomination in compliance with the Bylaws. On April 21, 2017, RAIT sent a letter (the “Letter”) to Highland indicating that the Board had determined that the Nominating Notice does not comply with the Bylaws and that, accordingly, pursuant to the Bylaws, if Highland was to seek to nominate its purported proposed candidates for election to the Board at the 2017 Annual Meeting, such purported proposed candidates would be disregarded and any ballots cast for such purported proposed candidates would be void. A copy of the Letter is filed as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01 in its entirety. The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

99.1	Letter from RAIT Financial Trust to Highland Capital Management, L.P. dated April 21, 2017.

Important Additional Information And Where To Find It

RAIT, its trustees and certain of its executive officers are deemed to be participants in the solicitation of proxies from RAIT’s shareholders in connection with the matters to be considered at RAIT’s 2017 Annual Meeting of Shareholders. Information regarding the names of RAIT’s trustees and executive officers and their respective interests in RAIT by security holdings or otherwise can be found in RAIT’s proxy statement for its 2016 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (“SEC”) on April 14, 2016. To the extent holdings of RAIT’s securities have changed since the amounts set forth in RAIT’s proxy statement for its 2016 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. RAIT intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from RAIT shareholders in connection with the matters to be considered at RAIT’s 2017 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in RAIT’s proxy statement for its 2017 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY RAIT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by RAIT with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of RAIT’s corporate website at www.RAIT.com, by writing to RAIT’s Secretary at RAIT Financial Trust, Two Logan Square, 100 N. 18th Street, 23rd Floor, Philadelphia, PA 19103, or by calling RAIT’s Corporate Secretary at (215) 207.2100.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT FINANCIAL TRUST

Date: April 21, 2017	By:	/s/ Scott L.N. Davidson
		Name:	Scott L.N. Davidson
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Letter from RAIT Financial Trust to Highland Capital Management, L.P. dated April 21, 2017.

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